SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                               BISHOP STREET FUNDS
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)     Title of each class of securities to which transaction applies:

     2)     Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)     Proposed maximum aggregate value of transaction:

     5)     Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid:

     2)     Form, Schedule or Registration Statement No.:

     3)     Filing Party:

     4)     Date Filed:

                         BISHOP STREET MONEY MARKET FUND

                    BISHOP STREET TREASURY MONEY MARKET FUND

                                    series of

                               BISHOP STREET FUNDS
                          999 Bishop Street, 10th Floor
                             Honolulu, Hawaii 96813

Dear Shareholder:

I am writing to inform you of an upcoming special meeting of shareholders of Bishop Street Funds' Money Market Fund and Treasury Money Market Fund (each a "Fund" and together, the "Funds") to be held on December 15, 2006 (the "Special Meeting"). If you are a shareholder of record of either Fund as of the close of business on October 26, 2006, you are entitled to vote at the Special Meeting, and any adjournment of the Special Meeting. Enclosed for your reference and use are a notice, proxy statement, and proxy card for the Special Meeting.

At the Special Meeting, you will be asked to approve a new investment sub-advisory agreement between Bishop Street Funds (the "Trust"), on behalf of the Funds, Bishop Street Capital Management (the "Adviser"), and Fischer Francis Trees & Watts, Inc. ("FFTW"). The new investment sub-advisory agreement contains the same terms as the existing investment sub-advisory agreement between the Trust, the Adviser, and FFTW, but is necessary because of a change in control of FFTW. The change in control should have no impact on the Funds. More information about the proposal is contained in the proxy statement, which you should consider carefully.

I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. Your vote is important to us. Please take a few minutes to review the proxy statement and vote your shares today. The Board of Trustees has unanimously approved the proposal and recommends a vote "For" the proposal.

While you are, of course, welcome to join us at the Special Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. Please do not hesitate to call 1-800-262-9565 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Funds.

Sincerely,



James F. Volk
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                         BISHOP STREET MONEY MARKET FUND

                    BISHOP STREET TREASURY MONEY MARKET FUND

                                    series of

                               BISHOP STREET FUNDS
                          999 Bishop Street, 10th Floor
                             Honolulu, Hawaii 96813

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, DECEMBER 15, 2006

Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Bishop Street Funds' Money Market Fund and Treasury Money Market Fund (each a "Fund" and together, the "Funds") will be held at the offices of SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 on Friday, December 15, 2006 at 3:00 p.m. Eastern Time.

At the Special Meeting, shareholders of record (the "Shareholders") will be asked to consider and act on the following proposal:

     The approval of a new investment sub-advisory agreement between Bishop Street Funds, on behalf of the Funds, Bishop Street Capital
     Management, and Fischer Francis Trees & Watts, Inc.

All Shareholders are cordially invited to attend the Special Meeting. However, if you are unable to attend the Special Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though you have already returned your proxy to Bishop Street Funds by submitting a subsequent proxy by mail, internet, or telephone or by voting in person at the Special Meeting.

Shareholders of record at the close of business on October 26, 2006 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.


                                               By Order of the Board of Trustees



                                               James F. Volk
                                               President

                                               November ___, 2006

                         BISHOP STREET MONEY MARKET FUND

                    BISHOP STREET TREASURY MONEY MARKET FUND

                                    series of

                               BISHOP STREET FUNDS
                          999 Bishop Street, 10th Floor
                             Honolulu, Hawaii 96813

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, DECEMBER 15, 2006

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Bishop Street Funds (the "Trust") for use at the Special Meeting of Shareholders to be held on December 15, 2006 at 3:00 p.m. Eastern Time at the offices of SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session thereof. Shareholders of record of each of Bishop Street Funds' Money Market Fund and Treasury Money Market Fund (each a "Fund" and together, the "Funds") at the close of business on October 26, 2006 ("Shareholders") are entitled to vote at the Special Meeting.

As of October 26, 2006, the Funds had the following units of beneficial interest ("shares") issued and outstanding, respectively:

_______________________________________ ________________________________________

Funds                                        Shares Issued and Outstanding
_______________________________________ ________________________________________

Bishop Street Money Market Fund
_______________________________________ ________________________________________

Bishop Street Treasury Money Market
Fund
_______________________________________ ________________________________________


                      INTRODUCTION AND GENERAL INFORMATION
                      ____________________________________


I.     General Information

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Trust's investment adviser, Bishop Street Capital Management (the "Adviser"), the Trust's principal underwriter, or any of their affiliates. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

The Board has called the Special Meeting in order to permit the Shareholders to consider and vote on the proposal set forth in the foregoing notice. If you wish to participate in the Special Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by internet, by telephone or in person. At any time before the Special Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by submitting a subsequent proxy by mail, by internet, by telephone, or in person at the Special Meeting. Should Shareholders require additional information regarding the proposal or replacement proxy cards, they may contact the Funds at 1-800-262-9565.

In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of any proxy soliciting firm engaged by the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Fischer Francis Trees & Watts, Inc. ("FFTW") will bear the costs of the Special Meeting and proxy materials. The proxy card and this proxy statement are being mailed to Shareholders on or about November 8, 2006.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted "FOR" the proposal.

II.    Quorum and Meeting Adjournments

Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Special Meeting. A majority of the shares entitled to vote (50.1% or more of total votes represented by all shares entitled to vote and present at the Special Meeting either in person or by proxy) constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote "AGAINST" the proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring Shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" such proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" such proposal, against such an adjournment.

III.   Vote Required to Approve Proposal

If a quorum is present at the Special Meeting, the approval of the proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

If the shareholders of one or both Funds do not approve the proposal, the Board will take such further action as it deems in the best interests of the shareholders of the Funds.

         PROPOSAL: APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT
         _______________________________________________________________


I.     Background Information

The Funds are sub-advised by FFTW pursuant to an investment sub-advisory agreement between the Trust, on behalf of the Funds, the Adviser, and FFTW dated July 1, 2005 (the "Existing Agreement"). The Existing Agreement was approved by shareholders of the Funds, and became effective, on August 15, 2005.

The Board is soliciting votes from Shareholders in connection with a change in control of FFTW, which will result in the automatic termination of the Existing Agreement. FFTW, an investment adviser registered with the Securities and Exchange Commission, is a New York corporation organized in 1972 and directly owned by Charter Atlantic Corporation ("CAC"), a holding company also organized as a New York corporation.

In 1999, FFTW concluded a strategic alliance with BNP Paribas whereby BNP Paribas acquired a minority voting interest in FFTW, a majority economic interest, and representation on its Board of Directors. The remaining equity interest is held by CAC employee shareholders. Under this arrangement, FFTW retained control over daily operations and the investment process. BNP Paribas also owns BancWest Corporation, which owns First Hawaiian Bank. The Adviser is a direct subsidiary of First Hawaiian Bank.

On August 2, 2006, legal agreements between the employee shareholders of CAC and the BNP Paribas Group were executed pursuant to which FFTW's equity ownership will be restructured through the BNP Paribas Group's purchase of the existing employee shareholders' equity. As a result, FFTW will become a wholly-owned, independent operating subsidiary of BNP Paribas. A new Corporate Governance agreement will be implemented granting supermajority rights to FFTW employees serving on FFTW's Board of Directors for key business decisions. BNP Paribas Group's proposed purchase of CAC will result in a change of control of FFTW. As of the date of this proxy statement, the change in control has not yet occurred, but is currently expected to take place prior to the end of 2006.

Under Section 15(a)(2) of the 1940 Act, as well as the terms of the Existing Agreement, this change of control will result in the automatic termination of the Existing Agreement. Therefore, the Board is asking Shareholders to approve a new investment sub-advisory agreement between the Trust, on behalf of the Funds, the Adviser, and FFTW (the "New Agreement") to replace the Existing Agreement.

II.    The Interim Sub-Advisory Agreement

For use during the period between the termination of the Existing Agreement and the approval of the New Agreement by Shareholders (the "Interim Period"), on September 19, 2006, the Board approved an interim sub-advisory agreement between the Trust, the Adviser, and FFTW for the continued provision of sub-advisory service to the Funds (the "Interim Agreement"). FFTW will serve as sub-adviser to the Funds pursuant to the Interim Agreement in the event that the New Agreement is not approved by shareholders prior to the occurrence of the change in control. The Interim Agreement is identical in all material respects to the Existing Agreement, including the sub-advisory fee payable to FFTW. However, the Interim Agreement provides for a termination date no greater than 150 days from the date of the termination of the Existing Agreement, or upon approval of the New Agreement by Shareholders, whichever is shorter. Further, the sub-advisory fees payable to FFTW will be held in an interest-bearing escrow account during the term of the Interim Agreement.

III.   The New Sub-Advisory Agreement

Based on information it received at a meeting held on September 19, 2006, the Board approved the New Agreement under which, subject to its approval by each Fund's Shareholders, FFTW will continue to serve as the investment sub-adviser to each Fund. The terms of the New Agreement are identical in all material respects to the terms of the Existing Agreement. A form of the New Agreement is attached to this proxy statement as Exhibit A.

Under the New Agreement, FFTW, subject to the supervision of the Adviser, will continue to manage each Fund's portfolio and execute each Fund's investment policies in the same manner as it did under the Existing Agreement. The Adviser, in general, supervises the management and investment program of the Funds. The New Agreement has provisions for liability of FFTW, continuation, and termination identical to those of the Existing Agreement. As with the Existing Agreement, the New Agreement provides that unless terminated as provided therein, the New Agreement shall continue for an initial term of two years. Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually by the vote of the Trustees or by a vote of a majority of the shareholders of each Fund. Like the Existing Agreement, the New Agreement provides for automatic termination, without the payment of any penalty, in the event of its assignment as defined by the 1940 Act. Also, under the New Agreement, FFTW will continue to receive 0.06% on the first $500 million of each Fund's aggregate average daily net assets and 0.02% on such Fund's aggregate average daily net assets in excess of $500 million. For the fiscal year ended December 31, 2005, the Adviser paid FFTW $126,970 for its sub-advisory services to the Money Market Fund and $145,436 for its sub-advisory services to the Treasury Money Market Fund.

IV.    Board Considerations in Approving the Sub-Advisory Agreement

The proposal to present the New Agreement to Shareholders was approved by the Board, including the Independent Trustees, at a meeting held on September 19, 2006. The Board received materials relating to the New Agreement in advance of the meeting, and had the opportunity to ask questions and request further information in connection with such consideration. The Board considered the likely impact on the Funds of the change in control of FFTW, noting that while the transaction would provide additional capital to FFTW, FFTW would remain independent in its daily operations and the transaction was not expected to impact the nature and quality of services provided to the Funds. The Board noted that there would be no change in the management of the Funds as a result of the transaction and that there were no proposed changes to the nature or scope of services provided under the Existing Agreement. Finally, the Board reaffirmed its findings from its April 7, 2005 and May 13, 2005 meetings at which the Board considered and approved the retention of FFTW as sub-adviser to the Funds.

The Existing Agreement was approved by the Board, including the Independent Trustees, on May 13, 2005, and was submitted to shareholders for approval on August 15, 2005, at which time it became effective. Before approving the Existing Agreement, the Board also held a special meeting on April 7, 2005 at which it carefully considered the retention of FFTW as sub-adviser to the Funds. In approving the Existing Agreement, the Board, including the Independent Trustees, considered and concluded the following:

Reasons for Selecting FFTW

The Board considered the Adviser's reasons for proposing the retention of FFTW, including FFTW's experience advising other money market funds and similar pooled vehicles and the strength and experience of the FFTW money market portfolio management team. The Board reviewed the proposal independently in the interests of shareholders and concluded that these reasons supported its selection of FFTW.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services to be provided to the Funds by FFTW, noting that FFTW would be required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations. Specifically, FFTW would be responsible for (1) managing all of the securities and other assets of the Funds, including their purchase, retention, and disposition, in accordance with the Funds' investment objectives, policies, and restrictions, (2) placing orders for the purchase and sale of the Funds' securities in accordance with the Funds' brokerage and best execution policies and all legal requirements, (3) maintaining all required books and records, (4) providing the Funds' custodian with daily transaction information, (5) reviewing all proxy solicitation materials and voting proxies on behalf of the Funds, and (6) reporting to the Adviser and the Board.

The Board considered, among other things, the background and experience of FFTW's senior management and the expertise of, and amount of attention expected to be given to the Funds by, FFTW's portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Funds. The Board was also provided with information pertaining to FFTW's organizational structure, senior management, investment operations, and other relevant information pertaining to FFTW, including a report by the Adviser's President and Chief Investment Officer following an on-site visit to FFTW, and in-person interviews with senior management and investment personnel. The Board also noted that it received favorable compliance reports from the Funds' Chief Compliance Officer and Fund counsel regarding FFTW's compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment sub-advisory services anticipated to be provided to the Funds by FFTW.

Performance of Money Market Funds Advised by FFTW

The Board received and considered information regarding the other money market funds advised by FFTW, noting that such funds advised by FFTW had no history of any material deviation between amortized cost and market price.

Investment Sub-Advisory Fees

The Board considered that the proposed sub-advisory fees payable by the Adviser to FFTW under the proposed agreement with FFTW were lower than the sub-advisory fees that were payable at the time by the Adviser to the Funds' previous sub-adviser. The Board noted, however, that any change in the investment sub-advisory fees payable to FFTW would not impact shareholders directly because those fees are payable by the Adviser and there would be no change to the investment advisory fee rate payable by the Funds to the Adviser. As a result of the above considerations, the Board concluded that FFTW's proposed sub-advisory fees were reasonable.

Economies of Scale

The Board considered the potential of both the Adviser and FFTW to experience economies of scale as each Fund grows in size as a result of the breakpoints contained in the sub-advisory fees, concluding that the structure would benefit shareholders as the Funds grow.

Other Benefits to FFTW

The Board considered potential benefits anticipated to be received by FFTW and its affiliates as a result of FFTW's relationship with the Funds. The Board concluded that potential benefits to be derived by FFTW were consistent with those generally resulting from an increase in assets under management, specifically potential access to additional research resources and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

Other Benefits to the Funds

The Board considered potential ancillary benefits to be received by the Funds as a result of its sub-advisory relationship with FFTW, including potential distribution channels available as a result of FFTW's affiliation with BNP Paribas, whose subsidiary, BNP Paribas Asset Management, Inc., serves as sub-adviser to another series of the Trust.

V.     Additional Information About FFTW

Together with its affiliated companies located in London, Singapore, and Tokyo, FFTW managed over $39 billion in assets as of June 30, 2006 for numerous fixed income portfolios. FFTW's clients are both taxable and non-taxable and include central banks, employee pension funds, insurance companies, endowments, foundations, hospitals, corporations, commercial banks, and mutual funds.

FFTW provides sub-advisory services to the Harbor Money Market Fund, whose investment objective is similar to the investment objectives of the Funds and which had $191,057,147.75 in assets as of September 30, 2006. For its sub-advisory services to the Harbor Money Market Fund, FFTW is entitled to 0.15% on the first $100 million of aggregate average daily net assets, 0.10% on the next $100 million, and 0.08% thereafter. FFTW has not waived, reduced, or otherwise agreed to reduce its compensation under that contract.

The names and principal occupations of each executive member or principal executive officer of FFTW located at 200 Park Avenue, New York, NY 10166, are set forth in the table below:

_____________________________ __________________________________________________

Name                          Position and Title
_____________________________ __________________________________________________

Stephen P. Casper             Chief Executive Officer and Managing Director of
                              the Adviser
_____________________________ __________________________________________________

Philippe Lespinard            Executive Vice President, Deputy Chief Executive
                              Officer and Managing Director of the Adviser
_____________________________ __________________________________________________

Michael L. Wyne               Director of Operations/Head of Global
                              Reporting/Analytics and Marketing and Managing
                              Director of the Adviser
_____________________________ __________________________________________________

Robin S. Meister              Chief Legal Officer, Chief Compliance Officer,
                              and Managing Director of the Adviser
_____________________________ __________________________________________________

Onder J. Olcay                Managing Director of the Adviser
_____________________________ __________________________________________________

David J. Marmon               Managing Director of the Adviser
_____________________________ __________________________________________________

Adnan Akant                   Managing Director of the Adviser
_____________________________ __________________________________________________

Roy W. Diao                   Managing Director of the Adviser
_____________________________ __________________________________________________

_____________________________ __________________________________________________

Name                          Position and Title
_____________________________ __________________________________________________

Ulrich Koall                  Managing Director of the Adviser
_____________________________ __________________________________________________

Richard S. Williams           Chief Investment Officer and Managing Director
                              of the Adviser
_____________________________ __________________________________________________

Simon G. Hard                 Managing Director of the Adviser
_____________________________ __________________________________________________

Deborah Hazell                Managing Director of the Adviser
_____________________________ __________________________________________________

John P. Carey                 Managing Director of the Adviser
_____________________________ __________________________________________________

Ken Katayama                  Managing Director of the Adviser
_____________________________ __________________________________________________

Jeffrey Trongone              Chief Financial Officer of the Adviser
_____________________________ __________________________________________________


None of the Trustees or officers of the Funds currently holds an office with, or is employed by, FFTW. None of the Trustees have purchased or sold any securities of FFTW. There were no affiliated broker transactions for the fiscal year ended December 31, 2005.

VI.    Board Recommendation

At the Special Meeting of the Board on September 19, 2006, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Agreement are fair and reasonable; (b) concluded that the FFTW's fees are reasonable in light of the services that FFTW provides to the Funds; and (c) agreed to approve the New Agreement for an initial term of two years and to recommend the approval of the New Agreement to Shareholders. During its review of materials, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE NEW AGREEMENT.

                             ADDITIONAL INFORMATION
                             ______________________


I.     Other Service Providers

Administrator. SEI Investments Global Funds Services (the "Administrator"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Funds' administrator pursuant to an administrative agreement between the Trust, on the Funds' behalf, and the Administrator.

Distributor. SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the distributor of the Funds' shares pursuant to a distribution agreement between the Trust, on the Funds' behalf, and the Distributor.

II.    Beneficial Ownership Information

As of October 26, 2006, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of the Funds.


________________________________________ _______________________________________ __________________________________________

Name and Address of Shareholder                      Number of Shares                      Percentage of Shares Owned
________________________________________ _______________________________________ __________________________________________

                                        Bishop Street Money Market Fund - Class I
________________________________________ _______________________________________ __________________________________________

________________________________________ _______________________________________ __________________________________________

                                        Bishop Street Money Market Fund - Class A
________________________________________ _______________________________________ __________________________________________

________________________________________ _______________________________________ __________________________________________

                                    Bishop Street Treasury Money Market Fund - Class I
________________________________________ _______________________________________ __________________________________________

________________________________________ _______________________________________ __________________________________________


[As of October 26, 2006, no Trustee or officer of the Funds owned beneficially more than 1% of either Fund's outstanding shares.]

III.   Shareholders Sharing the Same Address

If two or more Shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a Shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-262-9565 or forward a written request to the Trust c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

IV.    Payment of Expenses

FFTW will pay all expenses incurred in the preparation, printing and mailing of this proxy statement and its enclosures and all solicitations, including telephone voting. The Funds will not incur any of these expenses.

V.     Other Business

The Board does not intend to present any other business at the Special Meeting. If any other matter may properly come before the Special Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Special Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

VI.    Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a future meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456. Shareholder proposals must be received by the Trust within a reasonable time before any such meeting in order for the proposals to be considered.

VII.   Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications to Bishop Street Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

VIII.  Annual and Semi-Annual Reports to Shareholders

The Annual Report of the Trust for the fiscal year ended December 31, 2005 is available upon request, as is the Semi-Annual Report for the six-month period ended June 30, 2006 (unaudited). The Annual Report and the Semi-Annual Report may be obtained by written request to the Trust at the address listed above or by telephoning 1-800-262-9565.



PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                    Exhibit A

                               BISHOP STREET FUNDS
                        INVESTMENT SUB-ADVISORY AGREEMENT


       AGREEMENT made this ___ day of _________, 2006, between Bishop Street Funds (the "Trust"), Bishop Street Capital Management (the "Adviser") and Fischer Francis Trees & Watts, Inc. (the "Sub-Adviser").

       WHEREAS, Bishop Street Funds, a Massachusetts business trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated March 31, 1999 (the "Advisory Agreement") with the Trust, pursuant to which the Adviser acts as investment adviser to the series of the Trust; and

       WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Money Market Fund and Treasury Money Market Fund (each a "Fund" and together, the "Funds"), and the Sub-Adviser is willing to render such investment advisory services.

       NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties hereto agree as follows:

1. Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage on a discretionary basis all of the securities and other assets of the Funds entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' prospectus(es) and statements of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectuses"), and subject to the following:

(a) The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser may delegate some or all of the performance of the services to its subsidiaries or affiliates. The Sub-Adviser will, however, remain responsible to the Adviser for any such delegated functions.

(c) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein), the Prospectuses, and with the written instructions and directions of the Adviser and of the Board of Trustees of the Trust received from time to time, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the "Code"), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(d) The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds' Registration Statement (as defined herein) and Prospectuses or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. Additionally, the Sub-Adviser is authorized to execute agreements as agent for the Funds with brokers or dealers necessary to carry out its duties under this Agreement. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Funds. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) and to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Funds' Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.


(e) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6),
       (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

       The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Funds are property of the Funds and the Sub-Adviser will surrender promptly to the Funds any of such records upon the Funds' request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(f) The Sub-Adviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the Funds' Assets and shall provide the Adviser with such information upon request of the Adviser. The Adviser has obtained the agreement of the Funds' custodian to act in accordance with the instructions of the Sub-Adviser.

(g) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar or different services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

       Nothing in this Agreement shall limit or restrict the Sub-Adviser or any of its officers, employees, affiliates, or subsidiaries from buying, selling, or trading in any securities for its or their own account or accounts in compliance with applicable federal securities laws as well as the Sub-Adviser's Code of Ethics. The Trust and the Adviser acknowledge that the Sub-Adviser and its officers, employees, affiliates, or subsidiaries and its other clients may at any time have, acquire, increase, decrease, or dispose of positions in investments that are at the same time being acquired or disposed of for the accounts of the Funds in a manner consistent with the Sub-Adviser's Code of Ethics. The Sub-Adviser will have no obligation to acquire for the Funds a position in any investment that the Sub-Adviser, its officers, employees, affiliates, or subsidiaries may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the accounts of the Funds.

(h) The Sub-Adviser shall as soon as reasonably practicable notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

(i) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held as Assets in the Funds. The Adviser shall instruct the custodian and other parties providing services to the Funds to promptly forward misdirected proxies to the Sub-Adviser.

2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectuses, the written instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. Delivery of Documents. The Adviser has furnished the Sub-Adviser with properly certified or authenticated copies of each of the following documents:

(a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

(b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws"); and

(c)    Prospectuses.

       The Adviser agrees to promptly furnish the Sub-Adviser with copies of any changes, amendments or other modifications made to the Declaration of Trust, the By-Laws, the Prospectuses, the Investment Guidelines or any other document relating to the Sub-Adviser's services hereunder.

4. Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Sub-Adviser's management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser's obligations under this Agreement; provided, however, that the Sub-Adviser's obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

       The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser's obligations under this Agreement; provided, however, that the Adviser's obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6. Duration and Termination. This Agreement shall become effective with respect to each Fund upon approval by holders of a majority of the outstanding voting securities of such Fund.

       This Agreement shall continue in effect for a period of more than two years from the date hereof, only so long as such continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by each Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser.

       This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Section 6, the terms "assignment" and "vote of holders of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7. Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

       This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9. Notice: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:


         To the Adviser at:            Bishop Street Capital Management
                                       999 Bishop Street, 28th Floor
                                       Honolulu, HI 96813




         To the Sub-Adviser at:        Fischer Francis Trees & Watts, Inc.
                                       200 Park Avenue, 46th Floor
                                       New York, NY 10166
                                       Attention: Robin S. Meister, Managing
                                       Director


10. Anti Money Laundering. The Adviser agrees to provide the Sub-Adviser with any documentation that it may reasonably require in order to comply with all applicable anti money laundering regulation, including but not limited to that of the United States and the United Kingdom. In addition, the Adviser agrees that the Sub-Adviser may provide copies of such documentation to counterparties which they may reasonably require in order to fulfill their anti-money laundering procedures.

11. Entire Agreement; Amendment. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

       In the event the terms of this Agreement are applicable to more than one portfolio of the Trust (for purposes of this Section 11, each a "Fund"), the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of
       Section 6 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

       This Agreement may be amended in writing at any time by the mutual agreement of the Trust, the Adviser and the Sub-Adviser.

13.    Miscellaneous.

(a) A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b) Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(c) The Adviser and the Fund, hereby consents to being treated by the Sub-Adviser as a "qualified eligible person" as defined in the rules promulgated under the United States Commodity Exchange Act (the "CEA") for the purposes of the CEA and the regulations thereunder.

(d) The Sub-Adviser represents to the Adviser and the Funds that it is a "registered commodity trading advisor", as such term is defined in the CEA and the regulations promulgated thereunder and shall during the term of this Agreement satisfy all applicable requirements of the CEA relating to a registered commodity trading advisor.

       PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR ACCOUNT DOCUMENT.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.


Bishop Street Funds                     Fischer Francis Trees & Watts, Inc.

By:                                     By:

____________________________________    ________________________________________


Name:                                   Name:

____________________________________    ________________________________________


Title:                                  Title:

____________________________________    ________________________________________




Bishop Street Capital Management

By:

____________________________________


Name:

____________________________________


Title:

____________________________________

                                   Schedule A
                                     to the
                             Sub-Advisory Agreement
                                     between
                              Bishop Street Funds,
                        Bishop Street Capital Management,
                                       and
                       Fischer Francis Trees & Watts, Inc.

Compensation
____________

Funds:
_____

o  Money Market Fund
o  Treasury Money Market Fund

Fees:
____

Calculated daily and paid monthly at an annual rate of:

     0.060% of the aggregate average daily net assets up to $500 million
     0.020% of the aggregate average daily net assets in excess of $500 million

                         BISHOP STREET MONEY MARKET FUND

                    BISHOP STREET TREASURY MONEY MARKET FUND

                                    Series of

                               BISHOP STREET FUNDS
                          999 Bishop Street, 10th Floor
                             Honolulu, Hawaii 96813

              Form of Proxy Solicited by the Board of Trustees for the Special Meeting of Shareholders to be Held on December 15, 2006

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints James Ndiaye and Laurie Brooks as proxies and each of them, each with full power of substitution, to vote all of the shares of stock outstanding in the name of undersigned (the "Shares") at the Special Meeting of Shareholders of the Bishop Street Funds' Money Market Fund and Treasury Money Market Fund (each a "Fund" and together, the "Funds"), to be held at the offices of SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:00 p.m., Eastern Time, on December 15, 2006, and any adjournments or postponements thereof (the "Special Meeting"); and the undersigned hereby instructs said proxies to vote:

Proposal:     To approve a new investment sub-advisory agreement between the
              Trust, on behalf of the Funds, Bishop Street Capital Management, and Fischer Francis Trees & Watts, Inc.

                         ____For ____Against ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Special Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2006      ___________________________
                                        Signature of Shareholder


                                        ___________________________
                                        Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.